                                                                  Exhibit 99.4

                          PRO FORMA FINANCIAL INFORMATION



The acquisitions of MacLeod Metals Group (MacLeod) and HouTex Metals Company (HouTex) by Metal Management Inc. (MTLM) were completed on January 1, 1997, and January 7, 1997, respectively.

The following unaudited pro forma combined condensed statements of operations do not reflect the operating results from discontinued operations. As previously disclosed, the discontinued operations include the Spectra*Star printer and consumables business, which was sold during the first quarter of fiscal 1997, and the VideoShow and related product lines business, which was discontinued during the fourth quarter of fiscal 1995 and sold during the third quarter of fiscal 1997.

The unaudited pro forma combined condensed statements of operations give effect to the mergers and acquisitions involving MTLM, MacLeod and HouTex for the twelve months ended March 31, 1996, and the nine months ended December 31, 1996, using the purchase method of accounting as if the mergers and acquisitions had occurred on April 1, 1995, and April 1, 1996, respectively, and by giving effect to the pro forma adjustments described below.

MTLM's statement of operations for the twelve months ended March 31, 1996, does not include the results of EMCO Recycling Corp. (EMCO), as the EMCO merger was not completed until April 11, 1996. Therefore, EMCO's results for the twelve months ended March 31, 1996, were also combined using the purchase method of accounting as if the merger had occurred on April 1, 1995. MTLM's statement of operations for the nine months ended December 31, 1996, includes the results of EMCO.

The following unaudited pro forma combined condensed balance sheet presents the combined financial position of MTLM, MacLeod and HouTex as of December 31, 1996, assuming the mergers and acquisitions occurred as of December 31, 1996, were accounted for using the purchase method and include the pro forma adjustments described below. The excess of the acquisition costs over the book value of the net assets to be acquired has been allocated to goodwill, based on the Company's estimate of the fair value of the net assets to be acquired. Such allocation of the purchase price may change upon the final determination of the fair value of assets acquired (including other intangibles) and liabilities assumed.

The unaudited pro forma combined condensed financial information does not purport to represent what the combined Company's results of operations would have been had the mergers and acquisitions occurred on the dates indicated or for any future period or date.

The pro forma financial information should be read in conjunction with the third quarter financial statements and notes thereto for MTLM, which appear on the Quarterly Report on Form 10-Q dated February 11, 1997. The pro forma financial information should also be read in conjunction with historical audited financial statements and notes thereto for MacLeod and HouTex that appear on the Reports on Form 8-K dated January 1, 1997, and January 7, 1997, respectively, and also interim financial statements and notes that appear elsewhere in this Form 8-K amendment.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                        (IN THOUSANDS, EXCEPT SHARE DATA)
                                   (UNAUDITED)

                                                                                                        MTLM AND
                                                                                                          EMCO
                                                    MTLM 12          EMCO 12                          COMBINED 12       HOUTEX 12
                                                  MONTHS ENDED    MONTHS ENDED      PRO FORMA          MO. ENDED      MONTHS ENDED
                                                     3/31/96         3/31/96       ADJUSTMENTS           3/31/96         3/31/96
                                                  ------------    ------------     -----------        -----------     ------------
Revenues from continuing operations                $       --     $     68,616     $        --        $    68,616      $14,808
Costs and expenses:
   Cost of sales and other operating expenses              --           54,515              --             54,515        9,711
   Selling, general and administrative expenses         1,157           12,603             (60)(1)         14,109        4,895
                                                           --               --             239(1)                           --
                                                           --               --             170(1)              --           --
                                                   ----------     ------------     -----------        -----------      -------
                                                        1,157           67,118             349             68,624       14,606
                                                   ----------     ------------     -----------        -----------      -------
Income (loss) from continuing operations               (1,157)           1,498            (349)                (8)         202
Other income (expense)
   Interest Income                                        322               23            (103)(3)            242           14
   Interest expense                                         0           (1,491)            (86)(2)         (1,577)        (319)

   Other                                                                   114                                114          235
                                                   ----------     ------------     -----------        -----------      -------
Income (loss) from continuing operations before          (835)             144            (538)            (1,229)         132
income taxes
Provision (benefit) for income tax                       (381)              48            (109)(4)           (442)         130
                                                   ----------     ------------     -----------        -----------      -------
Net income (loss) from continuing operations       $     (454)    $         96     $      (429)       $      (787)     $     2
                                                   ==========     ============        ========        ===========      =======
Net income (loss) per share from continuing             (0.08)            9.60                              (0.08)        0.10
operations:

Weighted average number of shares outstanding       5,870,000           10,000                          9,370,000       20,000


                                                                                    PRO FORMA
                                                     MACLEOD                       COMBINED 12
                                                    12 MONTHS       PRO FORMA      MONTHS ENDED
                                                  ENDED 3/31/96    ADJUSTMENTS       3/31/96
                                                  -------------    -----------     ------------
Revenues from continuing operations               $     33,980     $    --         $   117,404
Costs and expenses:
   Cost of sales and other operating expenses           30,942          --              95,168
   Selling, general and administrative expenses          2,209         167(5)           21,968
                                                            --         115(6)
                                                            --         473(10)              --
                                                  ------------     -------         -----------
                                                        33,151         755             117,136
                                                  ------------     -------         -----------
Income (loss) from continuing operations                   829        (755)                268
Other income (expense)
   Interest Income                                          39        (130)(9)             165
   Interest expense                                       (109)       (399)(7)          (3,172)
                                                                      (768)(8)
   Other                                                   151                             500
                                                  ------------     -------         -----------
Income (loss) from continuing operations before            910      (2,052)             (2,239)
income taxes
Provision (benefit) for income tax                         561      (1,055)(11)           (806)
                                                  ------------     -------         -----------
Net income (loss) from continuing operations      $        349     $  (997)        $    (1,433)
                                                  ============     =======         ===========
Net income (loss) per share from continuing              56.29                           (0.14)
operations:

Weighted average number of shares outstanding            6,200                      10,570,000

           See accompanying notes to pro forma financial information.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION

The pro forma condensed statement of operations for the year ended March 31, 1996, is based on the following assumptions and adjustments:

(1) Reflects the reversal of EMCO's amortization of goodwill from prior acquisitions and recording amortization of goodwill ($239,000) and other intangible assets ($170,000) arising upon MTLM's acquisition of EMCO as if the acquisition had occurred on April 1, 1995. The amortization periods used for goodwill and other intangibles were 40 years and 10 years, respectively.

(2) MTLM acquired from a beneficiary of Harold Rubenstein for $150,000 in cash and $950,000 9% notes payable due in three years, two parcels of real estate on which certain operations of Ellis Metals are located.
      Adjustment represents interest expense on the $950,000 notes.

(3) Adjustment to reduce interest income for the payment of $2,050,000 cash consideration and related transaction costs as if the acquisitions of EMCO and the two parcels of real estate on which certain of Ellis' operations are located had occurred on April 1, 1995.

(4) Adjustment to income tax provision to reflect the combined results of operations of MTLM and EMCO.

(5) Adjustment made to reflect amortization of goodwill related to HouTex as if the acquisition had occurred on April 1, 1995. The amortization period used for goodwill was 40 years.

(6) Adjustment made to reflect amortization of goodwill related to MacLeod as if the acquisition had occurred on April 1, 1995. The amortization period used for goodwill was 40 years.

(7) MTLM issued 6% notes payable to Mike and Zalman Melnik ($1,655,268 due April 30,1997) and Clend Investment Holdings ($5,000,000 due June 30,
      1997), in partial consideration for all the outstanding shares of HouTex Common Stock. Adjustment represents interest expense on these notes.

(8) MTLM issued 8% $6,600,000 notes payable to Ian and Marilyn MacLeod in partial consideration for all the outstanding shares of MacLeod Common Stock. The notes have due dates ranging from March 14, 1997, to January 1, 2002. Notes payable in the principal amount of $3,000,000 with an annual interest rate of 8% were also issued to Ian and Marilyn MacLeod in partial consideration for two parcels of real estate on which certain MacLeod operations are located. Adjustments represents interest expense on the notes.

(9) Adjustment to reduce interest income for the payment of $1,120,000 and $1,488,000 cash consideration and related transaction costs for HouTex and MacLeod, respectively, as if the acquisition had occurred on April 1, 1995.

(10) Adjustment made to increase depreciation expense related to the write-up of fixed assets to fair market value for MacLeod ($159,000) and HouTex ($314,000). The write-up of fixed assets to fair market value was depreciated over an average useful life of 7 years for pro forma purposes.

(11) Adjustment to income tax provision to reflect the combined results of operations of MTLM, EMCO, HouTex and MacLeod.

NOTE:

   Cost of goods sold for HouTex for the twelve months ended March 31, 1996, only includes cost of materials.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                        (IN THOUSANDS, EXCEPT SHARE DATA)
                                   (UNAUDITED)

                                                                                                                    PRO FORMA
                                                     MTLM             HOUTEX         MACLEOD                        COMBINED
                                                   9 MONTHS          9 MONTHS       9 MONTHS                        9 MONTHS
                                                     ENDED             ENDED          ENDED      PRO FORMA            ENDED
                                                    12/31/96         12/31/96       12/31/96    ADJUSTMENTS          12/31/96
                                                  ------------     ------------     --------    -----------        -----------
Revenues from continuing operations               $     40,344     $     14,707     $22,608     $       --         $    77,659

Costs and expenses:
   Cost of sales and other operating expenses           36,770           10,495      22,135             --              69,400
   Selling, general and administrative expenses          5,127            4,261       1,524            125(14)          11,536
                                                                                                        86(14)
                                                            --               --          --            413(18)              --
                                                  ------------     ------------     -------     ----------         -----------
                                                        41,897           14,756      23,659            624              80,936
                                                  ------------     ------------     -------     ----------         -----------
Loss from continuing operations                         (1,553)             (49)     (1,051)          (624)             (3,277)
Other income (expense)
   Interest Income                                         151                0          64            (98)(17)            117
   Interest expense                                       (674)            (364)        (54)          (299)(15)         (1,967)
                                                            --               --          --           (576)(16)
   Other                                                                     85         271                                356
                                                  ------------     ------------     -------     ----------         -----------
Loss  from continuing operations before income          (2,076)            (328)       (770)        (1,597)             (4,771)
taxes
Provision (benefit) for income tax                        (373)            (132)       (272)          (941)(19)         (1,718)
                                                  ------------     ------------     -------     ----------         -----------
Net loss from continuing operations               $     (1,703)    $       (196)    $  (498)    $     (656)        $    (3,053)
                                                  ============     ============     =======     ==========         ===========
Net loss per share from continuing operations:           (0.19)           (9.80)     (80.32)                             (0.30)

Weighted average number of shares outstanding        8,949,000           20,000       6,200                         10,149,000

           See accompanying notes to pro forma financial information.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                            HOUTEX            MACLEOD          PRO FORMA           PRO FORMA
                                      MTLM 12/31/96        12/31/96          12/31/96         ADJUSTMENTS          COMBINED
                                      -------------        --------          --------         -----------          ---------
ASSETS
Current Assets:
   Cash and cash equivalents             $  1,277          $    460          $    460          $   (750)(8)        $  1,413
                                                                                                    (34)(9)
   Accounts receivable, net                 4,552             1,208             2,336               (92)(12)          8,004
   Inventories                              1,549             3,532             2,853                70(10)           8,004
   Other current assets                     3,758               251               326              (824)(9)           2,511
                                                                                                 (1,000)(4)
                                         --------          --------          --------          --------            --------
      Total current assets                 11,136             5,451             5,975            (2,630)             19,932

Property and equipment, net                 9,122             2,002               587             3,500(2)           19,552
                                                                                                  2,023(11)
                                                                                                  2,318(10)
Other assets                                   --               159               222                --                 381
Goodwill and other intangibles             11,115                --                --             6,693(1,7,9)       22,412
                                                                                                  4,604(1,7,9)
                                         --------          --------          --------          --------            --------
      Total assets                       $ 31,373          $  7,612          $  6,784          $ 16,508            $ 62,277
                                         ========          ========          ========          ========            ========
LIABILITIES AND EQUITY
Current Liabilities:
   Operating line of credit              $  2,539          $  3,100          $    800          $     --            $  6,439
   Accounts Payable                         3,539               794             1,177                --               5,510
   Other accrued liabilities                  607               948               107             1,997(13)           3,659
   Current portion of debt                  1,093               306                65             6,655(8)           14,119
                                                                                                  6,000(4)
                                         --------          --------          --------          --------            --------
      Total current liabilities             7,778             5,148             2,149            14,652              29,727

Long term debt, less current                4,480               815               337             3,600(4)            8,446
                                                                                                   (786)(12)
Other liabilities                           1,465                                 303                                 1,768
                                         --------          --------          --------          --------            --------
      Total liabilities                    13,723             5,963             2,789            17,466              39,941
                                         --------          --------          --------          --------            --------
Stockholders equity:
   Common stock and APIC                   12,804             1,155                57            (1,212)(6)          17,490
                                                                                                  1,669(1,3)
                                                                                                    478(1,5)
                                                                                                  2,327(1,3)
                                                                                                    212(1,5)
   Retained earnings                        4,846               494             3,938            (4,432)(6)           4,846
                                         --------          --------          --------          --------            --------
      Total stockholders equity            17,650             1,649             3,995              (958)             22,336
                                         --------          --------          --------          --------            --------
        Total liabilities and            $ 31,373          $  7,612          $  6,784          $ 16,508            $ 62,277
          stockholders equity            ========          ========          ========          ========            ========

           See accompanying notes to pro forma financial information.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION

The pro forma condensed financial statements as of December 31, 1996, are based on the following assumptions and adjustments:

(1) Reflects the issuance of common stock, warrants and cash consideration for HouTex and MacLeod as follows:


                                                                                                 HOUTEX           MACLEOD
                                                                                                 AMOUNT           AMOUNT
                                                                                               ----------       ----------
                                                                                               (IN 000'S)       (IN 000'S)
Cash payment to shareholders                                                                     $   750          $ 1,000
Issue 475,000 shares and 725,000 of MTLM Common Stock, respectively                                1,669            2,327
Issue warrants for 250,000 shares of MTLM Common Stock at $4.00 per share                            478               --
Issue warrants for 175,000 shares of MTLM Common Stock between $3.96 to $4.75 per share               --              212
Promissory Notes issued                                                                            6,655            9,600
Cash payment of transaction costs                                                                    370              488
                                                                                                 -------          -------
Total estimated consideration                                                                    $ 9,922          $13,627
                                                                                                 =======          =======

The estimated consideration will be allocated for pro forma purposes as follows:

                                            HOUTEX            MACLEOD
                                            AMOUNT             AMOUNT
                                          ----------         ----------
                                          (IN 000'S)         (IN 000'S)
Current assets                                5,360              6,045
Noncurrent Assets                             4,184              6,627
Current liabilities                          (5,149)            (2,149)
Long-term debts/other liabilities               (29)              (640)
Deferred Taxes                               (1,137)              (860)
Goodwill                                      6,693              4,604
                                           --------           --------
                                           $  9,922           $ 13,627
                                           ========           ========

The above allocation of the estimated consideration is preliminary and may change upon final determination of the fair value of assets acquired and liabilities assumed. Goodwill is being amortized over 40 years.

(2) MTLM acquired from Ian and Marilyn MacLeod two parcels of real estate on which MacLeod operations are located. The consideration given was $500,000 in cash and $3,000,000 of notes payable accruing interest at 8% and due on January 1, 1002.

(3) Reflects the issuance of 475,000 and 725,000 shares of MTLM Common Stock at a weighted average share price of $3.52 and $3.21 per share in partial consideration for all the outstanding shares of HouTex and MacLeod Common Stock, respectively, for a total of $3,996,000. Such price reflects various discounts from the average closing market price per share as quoted on the Nasdaq National Market System during the period January 1, 1997, to January 7, 1997. The discounts reflect, among other things, that none of the shares are currently registered.

(4) Reflects the cash consideration of $500,000, $6,000,000 8% notes payable due on March 14, 1997, which can be extended until May 31, 1997, and $600,000 8% notes payable due on or before January 1, 2002, in partial consideration for all the outstanding shares of MacLeod, and $500,000 in cash and $3,000,000 8% in notes payable due on January 1, 2002, in consideration for two parcels of real estate on which certain MacLeod operations are located. Presented as a reduction of $1,000,000 in other current assets (deposit made on 12/31/96) and an increase of $6,000,000 in short-term debt and $3,600,000 in long-term debt.

(5) Reflects the estimated value of 250,000 warrants to acquire MTLM Common Stock at $4.00 per share in partial consideration for all the outstanding shares of HouTex common stock and the estimated value of 175,000 warrants to acquire MTLM Common Stock between $3.96 and $4.75 per share in partial consideration for all the outstanding shares of MacLeod Common Stock.

(6) Reflects the elimination of HouTex ($1,649,000) and MacLeod ($3,995,000) stockholders equity account.

(7) Reflects the goodwill related to MTLM's acquisition of HouTex ($6,693,000) and MTLM's acquisition of MacLeod ($4,604,000) as if both transactions had occurred on December 31, 1996.

(8) Reflects the cash consideration of $750,000, $1,655,000 6% notes payable due on April 30, 1997, and $5,000,000 6% notes payable due on June 30, 1997, in partial consideration for all the outstanding shares of HouTex Common Stock. Presented as a $750,000 reduction in cash and cash equivalents and a $6,655,000 increase in short-term debt.

(9) Transaction costs for HouTex and MacLeod were estimated to be $858,000 in total. As of December 31, 1996, MTLM has spent and capitalized $824,000 of transaction costs. Difference of $34,000 represents remaining cash to be spent. Presented as a $34,000 reduction in cash and cash equivalents, and a $824,000 reduction in other current assets.

(10) Reflects the write-up of inventory and fixed assets for MacLeod to fair market value.

(11) Reflects the elimination of land and buildings not purchased ($1,136,000) and the write-up of fixed assets ($3,159,000) to fair market value for HouTex. Presented as a net increase to property and equipment.

(12) Reflects the elimination of accounts receivable ($92,000) and elimination of mortgage payable ($786,000) associated with land and buildings not bought from HouTex.

(13) Reflects the deferred tax liability associated with the write-up of fixed assets and inventory over the tax basis of these assets for HouTex and MacLeod. Presented as an increase in other accrued liabilities.

(14) Reflects the recording of amortization of goodwill arising upon MTLM's acquisition of HouTex ($125,000) and MacLeod ($86,000) as if the acquisitions had occurred on April 1, 1996. The amortization period used for goodwill was 40 years.

(15) MTLM issued 6% notes payable to Mike and Zalman Melnik ($1,655,268 due April 30, 1997) and Clend Investment Holdings ($5,000,000 due June 30, 1997 ), respectively, in partial consideration for all the outstanding shares of HouTex Common Stock. Adjustment represents interest expense on the notes.

(16) MTLM issued 8% $6,600,000 notes payable to Ian and Marilyn MacLeod in partial consideration for all the outstanding shares of MacLeod Common Stock. The notes have due dates ranging from March 14, 1997, to January 1, 2002. 8% $3,000,000 notes payable were also issued to Ian and Marilyn MacLeod in partial consideration for two parcels of real estate on which certain MacLeod operations are located. Adjustment represents interest expense on the notes.

(17) Adjustment to reduce interest income for the payment of $1,120,000 and $1,488,000 cash consideration and related transaction costs for HouTex and MacLeod, respectively, as if the acquisition had occurred on April 1, 1996.

(18) Adjustment made to increase depreciation expense related to the write-up of fixed assets to fair market value for MacLeod ($189,000) and HouTex ($224,000). The write-up of fixed assets to fair market value was depreciated over an average useful life of 7 years, for pro forma purposes.

(19) Adjustment to income tax provision to reflect the combined results of operations of MTLM, HouTex and MacLeod.

NOTE:

      Cost of goods sold for HouTex for the nine months ended December 31, 1996, only includes cost of materials.